Exhibit 10.5(10)



                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                  This Split Dollar Life Insurance Agreement ("Agreement") is made, as of ____________, 199__, by and between Sierra Health Services, Inc., a Nevada corporation (the "Company"), _______________(the "Executive"), and any other person, in his or her capacity as trustee of a trust designated by the Executive, as may from time to time agree to be bound by this Agreement.

                                    RECITALS

                  The Executive desires to insure his or her life for the benefit and protection of his or her family or designated beneficiary under the Policy (as defined below);

                  The Company desires to help the Executive provide certain insurance for the benefit and protection of his or her family or designated beneficiary by providing funds from time to time to pay the premiums due on the Policy, subject to reimbursement; and

                  The Executive desires the Executive or a trust designated by Executive to become the owner of the Policy and to assign certain rights and interests in the Policy to the Company, to the extent provided herein, as security for reimbursement of certain funds provided by the Company for the acquisition and/or maintenance of the Policy.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Agreement agree as follows:

                  1. Definitions. For purposes of this Agreement, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

                           (a) "Aggregate Premiums Paid" shall mean, at any time, an amount equal to (i) the cumulative premiums paid by the Company on the Policy, less (ii) any policy loans to the Company and accrued and unpaid interest thereon (excluding any loan under Section 6(e)(ii)), and less (iii) any amounts received by the Company from the Executive for life insurance coverage provided under this Agreement. Despite the foregoing, Aggregate Premiums Paid shall not include extra benefit riders or agreements, other than those providing additional life insurance coverage on the insured, and shall not include premiums waived pursuant to the terms of any disability waiver of a premium rider. In addition, no interest shall be deemed to be accrued on and no present value adjustment to the cumulative premiums paid by the Company shall be made in calculating Aggregate Premiums Paid.

                           (b)  "Base  Annual   Compensation"   shall  mean  the
         Executive's annual salary plus an amount of annual incentive compensation payable by the Company and its subsidiaries equal to 50% of such annual salary for employment services in a specified year, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of the Company. Base Annual Compensation excludes amounts payable in connection with long-term incentive awards (including compensation resulting from option exercises), perquisites, other annual compensation not properly categorized as salary or annual incentive compensation, reimbursement of expenses, and employee benefits. For purposes of determining the Executive's Base Annual Compensation as of the Benefit Measurement Date or any other date, the Executive's Base Annual Compensation as of the most recent preceding July 1 will be used (which means that the Executive's Base Annual Compensation will be increased or decreased under this Agreement only once a year).

                           (c)      "Benefit Measurement Date" shall mean the
date on which the first of any of the following events occurs:

                               (i)   The Executive's Termination of Employment;

                               (ii) Termination of this Agreement in accordance with Section 9 below;

                               (iii) The Executive's Retirement; or

                               (iv)  The Executive's death.

                           (d) "Cash Surrender Value" shall mean an amount that equals, at any specified time, the cash surrender value of the Policy as determined under the terms of the Policy.

                           (e) "Change in Control" shall mean the earliest transaction or event occurring after the effective date of the Plan in which (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting power of outstanding voting securities of the Company.

                           (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

                           (g) "Collateral Assignment" shall mean an assignment of the Policy made by the Executive or a trust designated by the Executive, as owner of the Policy, in favor of the Company in a form mutually agreed to by the Company and the Executive and any trust designated by the Executive and accepted by the Insurer.

                           (h) "Collateral Interest" shall mean the Company's rights and interests in the Policy, as set forth in
         Section 6 below.

                           (i) "Executive's Death Benefit" shall mean (i), in the event of the Executive's death while employed by the Company or a subsidiary, an amount that is equal to the Executive's Base Annual Compensation, determined as of the date of his or her death, multiplied by three, less (A) the amount of death benefits payable to beneficiaries of the Executive under any group life insurance policy or program of the Company or a subsidiary (other than this Plan), and less
         (B) the Benefit Reduction Amount (but in no event shall these reductions result in a negative number), and (ii), in the event of the Executive's death at a time the Executive is no longer employed by the Company or a subsidiary but not later than the Rollout Date, an amount that is equal to the Executive's Base Annual Compensation, determined as of the Benefit Measurement Date, multiplied by 1.5, less (A) the amount of death benefits payable to beneficiaries of the Executive under any group life insurance policy or program of the Company or a subsidiary (other than this Plan), and less (B) the Benefit Reduction Amount (but in no event shall these reductions result in a negative number). For purposes of this definition, the "Benefit Reduction Amount" shall mean the amount by which the Aggregate Premiums Paid plus Executive's Death Benefit, calculated without regard to the Benefit Reduction Amount, exceeds the death proceeds payable under the Policy assuming the maximum cumulative increases in the death proceeds under the Policy permitted by the Insurer, over and above the death proceeds initially payable under the Policy, without requiring new evidence of insurability of the Executive. The foregoing notwithstanding, the death proceeds initially payable under the Policy shall be sufficient such that the Benefit Reduction Amount in the initial year that this Agreement is in effect shall be zero.

                           (j) "Insurer" shall mean Metropolitan Life Insurance Company.

                           (k) "Minimum Retirement Cash Value" shall mean, on the Rollout Date, the amount of Cash Surrender Value of the Policy payable to the Executive (i.e., exclusive of portions payable to the Company under Section 6(a)) equal to (i) the amount sufficient to maintain a death benefit that is equal to 1.5 multiplied by the Executive's Base Annual Compensation, determined on the Benefit
         Measurement Date, assuming that the Policy will be held without surrender, withdrawal or loan by the Executive for 20 years following the Benefit Measurement Date and using the Insurer's then-current interest rate and expense loads under the Policy as of the Rollout Date, multiplied by (ii) 1.6667; provided, however, that if the Executive's termination of employment is an Early Retirement, the Minimum Retirement Cash Value shall be reduced by a percentage equal to 10% times the number of full and fractional years that remain from the date of the Executive's Early Retirement until the date the Executive would have completed 15 Years of Service.

                           (l) "Permanently Disabled" shall mean the Executive is unable to perform the usual assigned duties of his or her position
         (i) due to a disability which qualifies the Executive for disability benefits under the Company's long-term disability plan, (ii) if the Executive does not participate in such a plan, due to a disability which would have qualified the Executive for disability benefits under such a plan had the Executive been a participant in such a plan, or
         (iii), if the Company does not sponsor a long-term disability plan, due to a physical or mental disease, injury or infirmity, of long duration, as determined by the Committee in its sole discretion.

                           (m)      "Plan" shall mean the plan described in
         Section 8(a) below.

                           (n) "Policy" shall mean the following policy or policies on the life of the Executive that are issued by the Insurer:

                           Policy Number    Type of Policy

                           ------------     ---------------

                           ------------     ---------------

                           (o) "Retirement" or "Retire" shall mean severance from employment from the Company for any reason other than an authorized leave of absence or death on or after the earlier of the attainment of (i) age 65 ("Normal Retirement"), (ii) age 55 and completion of ten Years of Service, or (iii) completion of ten Years of Service (Retirement under this clause (iii) being "Early Retirement," which is subject to a reduction in benefit levels under Section 6(a)(i) and Section 1(k) if the Executive has completed less than 15 Years of Service). In addition, a person who is Permanently Disabled (regardless of his or her employment status with the Company) and who reaches age 55 shall be treated as having reached Retirement under this Agreement; provided, however, that such person may elect instead, at the time of termination of employment, to have such termination treated as an Early Retirement if such termination would at that time qualify as an Early Retirement. For purposes of the foregoing, "Years of Service" shall mean the total number of full years in which the Executive has been employed by the Company. For purposes of this definition, a year of employment shall be a 365-day period (or 366-day period in the case of a leap year) commencing on the date of hiring and each anniversary thereof (subject to adjustment to reflect unpaid leaves of absence of more than 90 days). A Participant's paid leave of absence or unpaid leave of absence for 90 days or less shall constitute employment for purposes of this definition, but a Participant's unpaid leave of absence for more than 90 days shall not constitute employment for purposes of this definition.

                           (p) "Rollout Date" shall mean the later of the Benefit Measurement Date or the fifteenth anniversary of the date of this Agreement, but in no event later than the death of the Executive; provided, however, that the Company may accelerate the Rollout Date to a date specified by the Company, but in no event earlier than the Benefit Measurement Date, and only if at such Rollout Date, in any case governed by Section 6(a)(i), the Cash Surrender Value equals or exceeds the Minimum Retirement Cash Value.

                           (q) "Tax Limitation Date" shall mean the date on which the Policy will no longer be subject to those provisions of
         Section 7702(f)(7) of the Code that would cause any distribution or surrender from or under the Policy to be taxed under that Section (or
         Section 72 of the Code by reason of that Section).

                           (r) "Termination of Employment" shall mean the ceasing of Executive's employment with the Company for any reason other than Retirement, death, a Permanent Disability, or an authorized leave of absence.

                  2.       Acquisition of Policy; Ownership of Insurance.

                           (a) Cooperation With Respect to the Policy. The parties to this Agreement shall cooperate in applying for, obtaining, and maintaining the Policy, and in obtaining any increase in coverage of the Policy.

                           (b) Ownership of the Policy. The Policy shall be issued to the Executive or to a trust designated by the Executive in accordance with this Section 2(b). If the Policy is originally issued to the Executive, the Executive may transfer the Policy to a trust designated by the Executive, if such transfer is approved by the Company. The trustee, on behalf of a trust to which the Policy is issued or transferred, must execute a copy of this Agreement and agree to be bound by the terms hereof. The Executive or the trustee, on behalf of such a designated trust, as the case may be, shall be the sole and exclusive owner of the Policy, subject to the rights and interests granted to the Company, as provided in this Agreement and the Collateral Assignment. The Executive and any such trustee acknowledge and agree that the Company and its agents have not provided advice with respect to Executive's estate planning.

                  3.       Premium Payments on Policy.

                           (a) Payments and Reimbursements. Prior to the occurrence of the Rollout Date, the Company shall pay to the Insurer, on or before each applicable premium due date, all applicable premiums for the Policy. In the event that the Company fails to make any such payment, the Executive or any trust which then owns the Policy may make (but is not required to make) any such payment, and the Company shall immediately reimburse the Executive or such trust for any amount so paid. All such premium payments made by the Company under this Agreement shall constitute advances by the Company to the Executive for which the Executive or any trust then owning the policy shall be responsible for reimbursement in accordance with the terms of this Agreement, but only up to an amount equal to the Company's Collateral Interest. The Company does not guarantee the Policy or the payment of any death benefit or other amount thereunder to the Executive or his or her Beneficiaries, nor is the Company otherwise obligated to pay or provide any benefit to the Executive by virtue of this Agreement except for the payment of premiums on the terms and subject to reimbursement as specified in this Agreement.

                           (b) Prefunding Upon a Change in Control. In the event of a Change in Control, the Company shall, not later than 45 days after such event, pay to the Insurer an amount sufficient to prepay all premiums for the Policy through the earlier of the date on which Executive will be eligible for Normal Retirement or the date one year after the Change in Control. The Company will arrange for the Insurer to apply such prefunding payments to premiums or hold such prefunding payments in a premium reserve account, which shall be non-refundable (without regard to whether Executive's employment terminates prior to the end of the period covered by such prefunding).

                           (c) Additional Compensation. Each calendar year, the Executive shall be considered to have taxable compensation income for that portion of the premiums paid by the Company that is equal in amount to the value of the "economic benefit" derived by the Executive from the Policy's life insurance protection, as determined for Federal income tax purposes under Revenue Rulings 64-328 and 66-110, and may have other taxable income under other applicable tax regulations and authorities. The Company shall withhold from the Executive's Base Annual Compensation, or other compensation paid to the Executive, in a manner determined by the Company, the Executive's share of FICA and other employment and income taxes required to be withheld under applicable tax regulations and authorities.

                  4.       Company's Rights.

                           (a) Generally. The Company's rights and interests in and to the Policy shall be specifically limited to (i) the right to be paid its Collateral Interest in accordance with Section 6 below, (ii) the rights specified in the Collateral Assignment, (iii) the Company's rights under Section 4(b) and (iv) the right to obtain one or more loans or advances on the Policy, provided, however, that any such loans shall not, in the aggregate, result in the Aggregate Premiums Paid becoming a negative amount at any specified date without the written consent of the Executive, and provided further, that prior to any Rollout date the Company shall repay any such loans, including accrued interest thereon, to the extent necessary so that the Aggregate Premiums Paid shall not be a negative amount at the Rollout Date.

                           (b) Investment Decisions. Until such time as the Company's Collateral Interest has been settled under Section 6(b), the Company shall have the exclusive right to exercise the investment discretion, if any, under the Policy that the Policy may confer upon the Executive or any other person. After settlement of the Company's Collateral Interest, the Executive or any other owner of the Policy shall have the right to exercise such investment discretion (if any), without consultation with or participation by the Company.

                  5. Executive's Rights and Rights of Trustee as Owner of Policy. Subject to the terms of this Agreement and the Collateral Assignment (and any agreement or deed of trust between the Executive and any trustee which may become the owner of the Policy in trust), the Executive or the trustee of a trust designated under Section 2(b) shall be the owner of the Policy, and shall be entitled to exercise all rights in the Policy while the Collateral Assignment is in effect, except for the following, which may be exercised only in accordance with Section 6:

                           (a)      To borrow against or pledge the Policy;

                           (b)      To surrender, cancel or assign the Policy;

                           (c) To take a distribution or withdrawal from the Policy; or

                           (d) To exercise investment discretion under the Policy, except as provided in Section 4(b).

                  6.       Collateral Interest.

                           (a) On the Rollout Date, the Company's interest in the Policy (the "Collateral Interest") shall be determined in the following manner:

                                    (i) If the Benefit Measurement Date occurred
                  due to the Executive's Retirement or due to a termination of this Agreement by the Company subject to Section 9(b)(i) and the Rollout Date did not occur due to Executive's death, the Company shall be entitled to receive from the Policy's Cash Surrender Value (or otherwise, as specified in Section 6(b)) at the Rollout Date an amount equal to the lesser of (i) the Aggregate Premiums Paid or (ii) the Cash Surrender Value minus the Minimum Retirement Cash Value (if this calculation results in a negative number, the Company's Collateral Interest shall be zero).

                                    (ii)  If  the   Benefit   Measurement   Date
                  occurred due to the Executive's Termination of Employment or the termination of this Agreement by either party subject to
                  Section 9(b)(ii) below and the Rollout Date did not occur due to Executive's death, the Company shall be entitled to receive from the Policy's Cash Surrender Value (or otherwise, as specified in Section 6(b)) at the Benefit Measurement Date an amount equal to that portion of the Policy's Cash Surrender Value up to but not exceeding the Aggregate Premiums Paid.

                                    (iii)  If the  Benefit  Measurement  Date or
                  Rollout Date occurred due to the death of the Executive, the Company shall be entitled to that portion of the Policy's death proceeds that exceeds the Executive's Death Benefit, except as provided in Section 6(a)(iv) below.

                                    (iv)  If the  Benefit  Measurement  Date  or
                  Rollout Date occurred due to the suicide of the Executive, and the death proceeds from the Policy are limited by either a suicide or contestability provision under the Policy such that the amount payable to the Company under Section 6(a)(iii) would be less than the Aggregate Premiums Paid with respect to the Policy or the portion thereof so limited, the Company shall be entitled to that portion of the Cash Surrender Value and/or death proceeds resulting from the Policy or portion thereof so limited that does not exceed the Aggregate Premiums Paid with respect to the Policy or portion thereof so limited.

                           (b) If the Benefit Measurement Date and Rollout Date are each on a date other than the date of the Executive's death, the Company's Collateral Interest in the Policy, as determined in Section 6(a)(i) and (ii) above, shall be paid to the Company in one of the following ways, as elected by the Executive or the trustee then owning the Policy in trust (if the power to make this election has been transferred to such owner by the Executive), in writing within 30 days after the date the Company first notifies the Executive or such trustee in writing of the occurrence of the Rollout Date, if the Collateral Interest is determined under Section 6(a)(i), or the Benefit Measurement Date, if the Collateral Interest is determined under
         Section 6(a)(ii):

                                    (i) By the  Executive's  or  such  trustee's
                  surrender or partial surrender of, or withdrawal from, the Policy in an amount equal to the Company's Collateral Interest, and the payment of the cash proceeds thereof to the Company;

                                    (ii) By the Executive or such trustee taking
                  a loan out on the Policy in an amount equal to the Company's Collateral Interest, and payment of the loan proceeds to the Company, provided that the Company shall not be responsible for repayment of any principal of or interest accruing on such loan;

                                    (iii) By the  Executive's  or such trustee's
                  payment to the Company, from other funds available to the Executive or such trustee, an amount equal to the Company's Collateral Interest; or

                                    (iv) By the  Executive's  or such  trustee's
                  transfer of the ownership of the Policy, and all rights thereunder, to the Company, provided that the Cash Surrender Value of the Policy is at least equal to the Company's Collateral Interest at the time of the transfer.

         The Company's Collateral Interest in the Policy shall be paid to the Company as soon as is reasonably practical after the Rollout Date.

                           (c) If the Benefit Measurement Date or Rollout Date is the date of the Executive's death, the Company's Collateral Interest in the Policy, as determined in Section 6(a)(iii) above, shall be paid to the Company from the Policy's proceeds as soon as is reasonably practicable after the Executive's death.

                           (d) Despite Section 6(b) above and Section 6(e) below, if, at the time the Company's Collateral Interest is determined, the Tax Limitation Date has not occurred, (i) the Company shall have the right, in its sole discretion, to require the Executive or the trustee then owning the Policy in trust to elect to pay the Company's Collateral Interest in accordance with Section 6(b)(ii) above, and (ii) the Company's rights under Section 6(e) shall be limited to taking a loan in accordance with Section 6(e)(ii) below.

                           (e) If the Executive or the trustee then owning the Policy in trust fails to exercise any of the options under Section 6(b) above, by delivering written notice of such election to the Company no later than 30 days after the date the Company first notifies the Executive or such trustee in writing of the occurrence of an event whereby the Company's Collateral Interest has been determined, the Company shall be entitled to: (i) exercise the right to surrender the Policy and to receive the Policy's Cash Surrender Value, to the extent of the Company's Collateral Interest, or (ii) take out a loan on the Policy in an amount equal to the Company's Collateral Interest, with the loan proceeds paid to the Company and the Company not responsible for repayment of principal of or interest accruing on such loan, or
         (iii) transfer the ownership of and beneficial interest in the Policy to the Company. In the case of (i) or (iii) above, the Company shall pay to the Executive, if he or she then owns the Policy, or to the trustee of the trust then owning the Policy in trust, the Cash Surrender Value or death proceeds that remain after the Company has been paid its Collateral Interest.

                           (f) The Company agrees to keep records of its premium payments and to furnish the Insurer with a statement of its Collateral Interest (with a copy to the Executive and to the trustee then owning the Policy in trust) whenever the Insurer requires such statement.

                           (g) Concurrent with the signing of this Agreement, the Executive or the trustee which owns or will own the Policy in trust, will collaterally assign the Policy to the Company, in the form of the Collateral Assignment, as security for the payment of the Collateral Interest, which assignment shall not be altered or changed without the written consent of the Company, the Executive, and any such trustee.

                           (h) Promptly following the Executive's death, the Company and the Executive's designated beneficiary under the Policy shall take all steps necessary to collect the death proceeds of the Policy by submitting the proper claims forms to the Insurer. The Company shall notify the Insurer of the amount of the Executive's Death Benefit (subject to adjustment if the Policy's proceeds are limited because of the Executive's death by suicide) and the Company's Collateral Interest in the Policy at the time of such death. Such amounts shall be paid, respectively, by the Insurer to the Executive's designated beneficiary and the Company.

                           (i) If the Executive or the trustee of a trust then owning the Policy elects to retain the Policy in accordance with
         Section 6(b) above, the Company shall (i) assign its Collateral Interest in the Policy to the Executive or such trustee, as the case may be, (ii) execute and file with the Insurer an appropriate release of the Company's Collateral Interest in the Policy and (iii) have no further interest in the Policy; provided that, in all instances, the Company receives payment in full for its Collateral Interest in the Policy. Further, the Executive hereby acknowledges, understands and agrees that, upon the release of the Company's Collateral Interest, the Company shall not have any responsibility for the future performance of the Policy and shall have no obligation to make any additional premium payments.

                           (j) If the Executive or the trustee of a trust then owning the Policy elects to transfer the Policy to the Company, or the Company makes such an election in accordance with Section 6(e)(iii) above, the Executive or such trustee shall sign all documents necessary to transfer the Policy to the Company, and the Executive, such trustee, and any beneficiary designated by Executive or beneficiary of such trust or other party (other than the Company) with a right or interest in the Policy from or through the Executive or such trust shall have no further right or interest in and to the Policy.

                           (k) Upon payment to the Company of its Collateral Interest in accordance with this Section 6, this Agreement, and the Executive's participation in the Plan, shall terminate, and no party shall have any further rights or obligations under the Agreement or the Plan.

                  7.       Insurer.

                           (a) The Insurer is not a party to this Agreement, shall in no way be bound by or charged with notice of its terms, and is expressly authorized to act only in accordance with the terms of the Policy.

                           (b) The signature(s) required for the Insurer to recognize the exercise of a right under the Policy shall be specified in the Collateral Assignment.

                  8.       Plan; Named Fiduciary; Claims Procedure.

                           (a) This Agreement is part of the Company's Split-Dollar Life Insurance Plan, which consists of all Company's Split-Dollar Life Insurance Agreements that so reference their association with the Plan.

                           (b) The Company is the named fiduciary of the Plan for purposes of this Agreement. The Plan is administered by a Plan Administrator which consists of the Compensation Committee of the Company's Board of Directors or such committee as the Board shall appoint.

                           (c) The following claims procedure shall be followed in handling any benefit claim under this Agreement and the Plan:

                                    (i) The Executive,  the trustee of the trust
                  then owning the Policy, or any beneficiary of Executive if the Executive is dead (the "Claimant"), may deliver to the Plan Administrator a written claim for a determination with respect to the benefits distributable to such Claimant hereunder. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

                                    (ii) The Plan Administrator shall consider a
                  Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

                                            (A)      that the Claimant's
                           requested determination has been made, and that the claim has been allowed in full; or

                                            (B) that the Plan  Administrator has
                           reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                                    (1)  the specific reason(s) for the
                                         denial of the claim, or any part of it;

                                    (2)  specific reference(s) to pertinent
                                         provisions of the Plan upon which such
                                         denial was based;

                                    (3)  a description of any additional
                                         material or information necessary for
                                         the Claimant to perfect the claim, and
                                         an explanation of why such material or
                                         information is necessary; and

                                    (4)  an explanation of the claim review
                                         procedure set forth below.

                                    (iii)  Within  60  days  after  receiving  a
                  notice from the Plan Administrator that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Plan Administrator a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                                            (A)  may review pertinent documents;

                                            (B)  may submit written comments or
                           other documents; and/or

                                            (C)  may request a hearing, which
                           the Plan Administrator, in its sole discretion, may grant.

                                    (iv) The Plan Administrator shall render its
                  decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Plan Administrator's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                                            (A)  specific reasons for the
                           decision;

                                            (B)  specific reference(s) to the
                           pertinent Plan provisions upon which the decision was based; and

                                            (C) such  other  matters as the Plan
                           Administrator deems relevant.

                                    (v)  A   Claimant's   compliance   with  the
                  foregoing provisions of this Section 8(c) is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Agreement.

                           (d) In no event shall the Company's liability under this Agreement exceed the amount of proceeds from the Policy.

                  9.       Amendment of Agreement; Termination.

                           (a) This Agreement shall not be modified or amended except by a writing signed by the Company, the Executive, and, if any rights or obligations of the trustee of a trust then owning the Policy are affected, by such trustee.

                           (b) The Company or Executive may terminate this Agreement, and Executive's participation in the Plan, at any time, subject to the requirement that each such party fully perform its or his or her obligations under the Agreement, and subject to the following:

                                    (i) If the Company  terminates the Agreement
                  at a time that the Executive's termination of employment would qualify as a "Retirement," the Company's Collateral Interest shall be determined under Section 6(a)(i); and

                                    (ii) If the Company terminates the Agreement
                  in circumstances other than those described in (i) above or if the Executive terminates the Agreement, the Company's
                  Collateral   Interest   shall  be  determined   under  Section
                  6(a)(ii).

                  10. Binding Agreement; Assigns. This Agreement shall be binding upon the heirs, administrators, executors and permitted successors and assigns of each party to this Agreement. The Executive and any trustee of a trust then owning the Policy shall not assign his or her rights or obligations under this Agreement without the prior written consent of the Company.

                  11. Governing Law. This Agreement shall be subject to and be construed and interpreted according to the internal laws of the State of Nevada without regard to its conflicts of laws principles.

                  12. Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

                  13. Not a Contract of Employment. The terms and conditions of this Agreement shall not be deemed to constitute a contract of employment between the Company and the Executive. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a separate written employment agreement. Nothing in this Agreement shall be deemed to give the Executive the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge the Executive at any time.

                  14. Notice. Any notice or filing required or permitted to be given under this Agreement to shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Sierra Health Services, Inc.
                           2724 North Tenaya Way
                           Las Vegas, Nevada 89128
                           Attn.: Office of General Counsel

or to such other address as may furnished to the Executive in writing in accordance with this notice provision. Any notice or filing required or permitted to be given to the Executive or the Executive's beneficiary under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive. Any notice under this Agreement shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                  15. Entire Agreement. This Agreement together with the Collateral Assignment constitutes the entire agreement between the parties hereto with regard to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments in respect thereto. No oral explanation or oral information by either of the parties to this Agreement shall alter the meaning or interpretation of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                    The "Company"


                                    Sierra Health Services, Inc.
                                    a Nevada corporation


                                    By:
                                       Its:

                                    The "Executive"




                                    Trustee of a trust designated by the
                                    Executive under Section 2(b)

                                                COLLATERAL ASSIGNMENT

                  This Collateral Assignment (this "Assignment") is made and entered into as of _________, 199__, by and between _________________ (the
"Executive"), the insured under [a life insurance policy, No. _______] [life insurance policies, Nos. and ] (the "Policy"), issued by ____________ (the "Insurer"), Sierra Health Services, Inc., a Nevada corporation (the "Company"), and, if this Assignment has been executed by the trustee of a trust which has become the owner of the Policy, such trustee (the "Trustee"). Executive or the Trustee, as the owner of the Policy, is referred to herein as "Owner."

                                    RECITALS

                  The Executive desires to insure his or her life for the benefit and protection of his or her family or designated beneficiary under the Policy (as defined below);

                  The Company desires to help the Executive provide certain insurance for the benefit and protection of his or her family or designated beneficiary by providing funds from time to time to pay the premiums due on the Policy, subject to reimbursement, as more specifically provided for in that certain Split Dollar Life Insurance Agreement entered into between the Executive, the Trustee (if any) and the Company as of the date hereof (the "Agreement"); and

                  In consideration of the Company agreeing to provide such funds in accordance with the terms and conditions of the Agreement, the Executive and Trustee (if any) have agreed to grant to the Company a security interest in the Policy, to provide security for the payment of the Company's Collateral Interest (as defined below).

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Assignment agree as follows:

                  1. Assignment. The Owner hereby assigns, transfers and sets over to the Company, and its permitted successors, those certain rights and interests described in the Agreement that are to be assigned to the Company in accordance with the Agreement. Furthermore, this Assignment is made, and the Policy is to be held as collateral security for, any and all liabilities of the Owner to the Company, either now existing, or that may hereafter arise, pursuant to the terms of the Agreement.

                  2. Signatures. To facilitate the operation of this Assignment, the parties agree that the Insurer is hereby notified that the following signatures are sufficient, without the signature or consent of the other party, to exercise the following rights under the Policy while the Assignment is in effect:

                           (a) The Company may sign a request to take a loan or partial withdrawal without the Executive's or Trustee's signature or consent;

                           (b) The Company may sign a request to (i) surrender or partially surrender the Policy or (ii) change the owner and beneficiary of the Policy without the Executive's or Trustee's signature or consent, provided that the Company simultaneously delivers to the Insurer (with a copy to the Executive and Trustee, if any) an affidavit stating that the Company is exercising its rights in accordance with Section 6(e) of the Agreement;

                           (c) The Executive or the Trustee (if any), as authorized under the Policy, may sign a request to change the beneficiary under the Policy without the signature or consent of the Company;

                           (d) The Company may sign any election or other document whereby an investment election is exercised under the Policy; and

                           (e) The exercise of any other right under the Policy not specifically set forth above shall be exercised with the signature of the Company and either Executive or the Trustee (if any), in accordance with the terms of the Policy.

                  3. Policy Proceeds. Any amount payable from the Policy during the Executive's life or at death shall first be paid to the Company to the extent of its Collateral Interest (as defined in the Agreement). Any balance will be paid to the Owner during the Executive's lifetime, or, at the Executive's death, to the beneficiary designated under the Policy. A settlement option may be elected by the recipient of the proceeds. For purposes of this Assignment, the amount of the Collateral Interest shall be determined by the Company and set forth in an affidavit signed by the Company and delivered to the Insurer (with a copy to the Executive and the Trustee, if any), and the Insurer shall be entitled to rely on the statements set forth in such affidavit.

                  4. Custody; Endorsement. The Company shall hold the Policy while this Assignment is operative and, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Executive or Trustee (if any) under the Agreement or this Assignment.

                  5. Insurer. The Insurer is hereby authorized to recognize the Company's claims to rights hereunder without investigating the reason for any action taken by the Company, the validity or amount of any of the liabilities of the Executive or Trustee (if any) to the Company under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Company of any amounts to be paid to the Company or the transfer of the Policy to the Company. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to the Agreement (or any other similar split-dollar or other agreement) among the Company, the Executive and the Trustee (if any).

                  6. Reassignment. Upon the full payment of the Company's Collateral Interest in accordance with the terms and conditions of this Assignment and the Agreement, the Company shall reassign to the Owner, if the Owner retains the Policy in accordance with the Agreement, the Policy and all specific rights included in this Assignment.

                  7. Amendment of Assignment; Termination. This Assignment shall not be modified, amended or terminated, except by a writing signed by the Company, the Executive and the Trustee (if any); provided, however, that this Assignment may be terminated by the Company or the Executive if that Party terminates the Agreement in accordance with Section 9 of the Agreement and the obligations of the party terminating the Agreement are performed in full under the Agreement.

                  8. Binding Agreement; Assigns. This Assignment shall be binding upon the heirs, administrators, executors and permitted successors and assigns of each party to this Assignment. The Executive and/or the Trustee (if any) shall not assign his or her rights or obligations under this Assignment without the prior written consent of the Company.

                  9. Governing Law. This Assignment shall be subject to and construed and interpreted under the internal laws of the State of Nevada without regard to its conflicts of laws principles.

                  10. Validity. In case any provision of this Assignment shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Assignment, but this Assignment shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

                  IN WITNESS WHEREOF, the Executive and the Company have signed this Assignment as of the date first written above.

                                          The "Company"

                                          Sierra Health Services, Inc.
                                          a Nevada corporation

                                          By:
                                             Its:

                                          The "Executive"

                                          Trustee of a trust designated by the
                                          Executive to become the Owner of the
                                          Policy



Filed with the Insurer:

Date:

Insurer:



By:
  Its: